UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2010

KACHING KACHING, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-132107	58-2667713
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Coronado Center Dr.
 Suite 120,
Henderson, Nevada 89052
(Address of principal executive offices) (Zip Code)

(702) 589-7555
Registrant’s telephone number, including area code

9029 South Pecos
 Suite 2800
Henderson, NV 89074
 (Former name or former address, if changed since last report)
_____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions  (see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL AGREEMENT.

Securities Purchase Agreement

On October 18, 2010, KaChing KaChing, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement with one of its shareholders, as further described in this report, pursuant to which the Company issued a convertible promissory note and a warrant to acquire shares of its common stock. The Company has previously entered into five similar agreements (collectively, the “Prior Transactions”), commencing in August 2010, in each of which it issued and sold identical convertible promissory notes and warrants.

On October 18, 2010, the Company and Harborview Value Master Fund, L.P., one of the Company’s shareholders (“Harborview”), entered into a Securities Purchase Agreement.  Pursuant to the Securities Purchase Agreement, Harborview agreed to purchase from the Company a convertible promissory note in the aggregate original amount of $100,000.  The promissory note was issued on, and the loan proceeds of the loan were funded on October 18, 2010.  In connection with the sale of the convertible promissory note, the Company also issued to Harborview a warrant to purchase 100,000 shares of the Company’s common stock at an initial exercise price of $0.30.  The terms of the promissory notes and warrants are further described below.

The Securities Purchase Agreement includes customary representations and warranties for transactions of this nature.  The Company expects to use the sale proceeds for working capital purposes.

As disclosed above, since August 2010, the Company has entered into five prior securities purchase agreements (collectively, the “Purchase Agreements”), under each of which it sold convertible promissory notes and warrants.  Except for the original principal amount of the promissory notes and the number of common shares subject to the warrants, the terms of the notes and warrant sold under the Prior Transactions are identical to the terms of the Purchase Agreements (including the conversion price of the notes, the term of the notes (i.e., 90 days), the exercise price of the warrants, and the term of the warrants (i.e., five years)).  The table below discloses, among other things, the date of sale and the original principal amount of each promissory note, and number of common shares subject to each warrant issued and sold in the Prior Transactions.

Purchaser	Date of Sale	Note Amount	Due Date	Price	Warrants
Harborview Master Fund, L.P	08/10/10	$100,000	11/8/2010	$0.30	100,000
Harborview Master Fund, L.P	08/16/10	$25,000	11/14/2010	$0.30	25,000
Brio Capital L.P.	08/18/10	$100,000	11/16/2010	$0.30	100,000
Harborview Master Fund, L.P	09/08/10	$150,000	12/7/2010	$0.30	150,000
Harborview Value Master Fund, L.P.	09/29/10	$100,000	1/2/2011	$0.30	100,000

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Warrants

In connection with the transactions contemplated by the Purchase Agreement, on the same date, the Company issued to Harborview warrants to purchase an aggregate of 100,000 shares of the Company’s common stock at an exercise price of $0.30.  The exercise price of the warrants may be adjusted in connection with stock splits, stock dividends and similar events affecting the Company’s capital stock.  The warrants expire five years from the date of issuance, i.e., October 18, 2015.

Pledge Agreement

In connection with the transactions contemplated under the Securities Purchase Agreement, Big Rose LLC, one of the Company’s shareholders, entered into a pledge agreement with Harborview Master Fund, L.P. (the “Pledge Agreement”) as of the same date. Under the Pledge Agreement, in order to secure the Company’s obligations under the Securities Purchase Agreements, including the convertible promissory notes issued under the Purchase Agreements and all other promissory notes issued in the Prior Agreements, Big Rose LLC pledged 6,582,859 shares of the Company’s common stock to Harborview Master Fund, L.P.

Copies of the form of Purchase Agreements, the promissory notes, and the warrants issued in the October 18, 2010 sale and the Prior Transactions, and a copy of the Pledge Agreement are filed as exhibits to this Current Report on Form 8-K, and the summaries thereof set forth above is qualified by reference to such exhibits.

ITEM 2.03                      CREATION OF A DIRECT FINANCIAL OBLIGATION.

Convertible Notes

On October 18, 2010, in connection with the transactions contemplated by the Securities Purchase Agreement, the Company issued a convertible promissory note to Harborview in the aggregate principal amount of $100,000.  The form of the convertible promissory note was identical (other than the amount and dates of issuance/maturity) to the convertible notes issued in the Prior Transactions (collectively, the “Convertible Notes”).

The Convertible Notes mature on the earlier of (i) 90 days following their issuance dates, and (ii) the date of acceleration of the maturity of the Convertible Notes by the holders upon the occurrence of an event of default (as defined therein). The Convertible Notes are convertible into shares of the Company’s common stock based on an initial conversion price of $0.30 per share.  The conversion price may be adjusted in connection with stock splits, stock dividends and similar events affecting the Company’s capital stock. The Company is prohibited from effecting the conversion of the Convertible Notes to the extent that as a result of such conversion the holder thereof would beneficially own more than 4.99% in the aggregate of the Company’s issued and outstanding common stock immediately after giving effect to the issuance of common stock upon conversion.

The Convertible Notes provide for interest on the aggregate unconverted and then outstanding principal amount at a rate of 10% interest per annum, payable upon maturity in cash.  Events of default under the Convertible Notes, include among others, the Company’s failure to pay principal or interest thereunder when due (after failure to cure within the applicable grace period); the Company’s failure to timely file periodic reports with the United States Securities and Exchange Commission, as required under applicable federal securities laws; and the Company’s insolvency or bankruptcy.

A copy of the form of the Convertible Notes is filed as an exhibit to this Current Report on Form 8-K, and the summary thereof set forth above is qualified by reference to such exhibit.

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ITEM 3.02                      UNREGISTERED SALES OF SECURITIES.

As described in Items 1.01 and 2.03 above, on October 18, 2010, the Company entered into the Purchase Agreement with Harborview.  In connection with the Purchase Agreement, the Company issued to Harborview the Convertible Note, in the aggregate principal amount of $100,000, which is convertible into shares of the Company’s common stock at a price equal to $0.30 (i.e., initially 333,333 shares).

On the same date, the Company also issued to Harborview a warrant to acquire an aggregate of 100,000 shares of the Company’s common stock at an exercise price of $0.30 per share.  The foregoing warrant is identical, other than in the amount of shares and the dates of issuance/expiration, to the warrants (collectively, the “Warrants”) issued in the Prior Transactions.  The Warrants expire five years from the date of issuance.

The Convertible Notes and Warrants were issued in reliance upon the exemption from registration contained in Section 4(2) of the Act and Regulation D promulgated thereunder.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement entered into by the Company on October 18, 2010 and in the Prior Transactions.
10.2	Form of Convertible Promissory Note issued by the Company on October 18, 2010 and in the Prior Transactions.
10.3	Form of Warrant issued by the Company on October 18, 2010 and in the Prior Transactions.
10.4	Pledge Agreement, dated October 18, 2010, between Big Rose LLC and Harborview Master Fund, L.P.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KaChing KaChing, Inc.
(Registrant)

	By:	/s/ Mark V Noffke
Mark V Noffke
Chief Financial Officer
Date: October 19, 2010

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